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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 29, 2004 (June 25, 2004)

                         COMMUNITY BANCORP OF NEW JERSEY
                         -------------------------------
             (Exact name of registrant as specified in its charter)

     New Jersey                         000-26587                22-3666589
     -----------                       -----------               ------------
(State or other jurisdiction           (Commission             (IRS Employer
 of incorporation)                     File Number)            Identification No

3535 Highway 9 North
Freehold, New Jersey                                                     07728
--------------------                                                    ------
(Address of principal executive offices)                              (Zip Code)



        Registrant's telephone number, including area code (732) 863-9000
                                                            --------------

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


Item 5.  Other Events.
         ------------

     The Registrant issued a press release on June 25, 2004 announcing that the Registrant had declared a special cash dividend of $0.75 per share payable on July 20, 2004 to shareholders of record as of July 6, 2004.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     (c) Exhibits. Pursuant to Item 7(c) of Form 8-K, Community Bancorp of New Jersey hereby files the following exhibits in accordance with item 601 of Regulation S-K:

         Exhibit No.                        Title
         -----------                        -----

         99 Press Release dated June 25, 2004 announcing declaration of a $0.75 per share special dividend payable on July 20, 2004 to shareholders of record on July 6, 2004.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, Community Bancorp of New Jersey has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           COMMUNITY BANCORP OF NEW JERSEY
                                           -------------------------------
                                                 (Registrant)


Dated:   June 29, 2004                     By: /s/ Robert D. O'Donnell
                                              ------------------------
                                           ROBERT D. O'DONNELL
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------

                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Exhibit No.         Description
-----------         -----------

99 Press Release dated June 25, 2004 announcing declaration of a $0.75 per share special dividend payable on July 20, 2004 to shareholders of record on July 6, 2004.